UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 15, 2026

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Joinder to Guaranty under Securities Purchase Agreement

As previously disclosed in our Current Report on Form 8-K filed on December 23, 2025, iPower Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement dated December 22, 2025 (the “Purchase Agreement”) with an institutional investor (the “Investor”) providing for an up to $30,000,000 6% original issue discount senior secured convertible note facility, with an initial closing of $5,184,024 principal amount of series A senior secured convertible notes (the “Series A Notes”).

Pursuant to the Securities Purchase Agreement and the Series A Notes, certain subsidiaries of the Company are required to enter into a guaranty in favor of the Investor. One such subsidiary, iPower Smart LLC, entered into a guaranty in favor of the Investor dated December 23, 2025 (the “Guaranty”). In connection with the Company’s recent formation of iPower AI LLC, an artificial intelligence-focused subsidiary (as more particularly described in Item 8.01 below), the Company has joined iPower AI LLC to the Guaranty pursuant to a Joinder to Guaranty dated July 21, 2026.

The foregoing summary of the Securities Purchase Agreement, Guaranty, and Joinder to Guaranty contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to each such agreement, the forms of which are filed as Exhibits 10.1 and 10.3 to the Company’s Current Report on Form 8-K filed on December 23, 2025, and as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On July 15, 2026, the Company formed two wholly-owned subsidiaries: IPW Commerce LLC, a Delaware limited liability company, and iPower AI LLC, a Delaware limited liability company (collectively, the “Subsidiaries”). The Subsidiaries were formed to separate the Company’s e-commerce and artificial intelligence operations from the remainder of the Company’s business, and the formation of the Subsidiaries did not result in any change to the Company’s management or capital structure.

On July 21, 2026, the Company issued a press release announcing the formation of iPower AI LLC. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Joinder to Guaranty, dated July 21, 2026
99.1	Press Release dated July 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: July 21, 2026
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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